SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest
event reported):  April 14, 2004
                  --------------

                                  VISEON, INC.
             (Exact name of registrant as specified in its Charter)

      Nevada                           0-27106              41-1767211
   (State or other                 (Commission File        (IRS Employer
jurisdiction of Incorporation)         Number)         Identification Number)


  8445 Freeport Parkway, Suite 245, Irving, Texas                75063
     (Address of principal executive offices)                  (Zip Code)

                         Registrant's telephone number,
                      including area code: (972) 906-6300


                  (Former address if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On April 19, 2004, Viseon, Inc., (the "Company") issued a press release reporting the completion of a private placement of certain of the Company's securities. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. The form of the Purchase Agreement pursuant to which the securities placed in the private placement were sold and the form of Registration Rights Agreement relating to the securities are attached to this Form 8-K as Exhibits 4.1 and 4.2. The instruments creating the securities placed were previously filed with the Company's Form 8-K filed on March 18, 2004.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         4.1      Form of Purchase Agreement
         4.2      Form of Registration Rights Agreement
         99.1 Press Release of Viseon, Inc., dated April 19, 2004 entitled "Viseon Completes $2.725 Million Private Placement"


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VISEON, INC.
                                  (Registrant)

Date: April 19, 2004              By:  /s/ John C. Harris
                                  -------------------
                                  John C. Harris,
                                  President and Chief Executive Officer